SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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IMPORTANT NOTICE Global Strategic Income Fund

November 21, 2017

Dear Valued Shareholder,

We are proposing changes to the Global Strategic Income Fund (“Fund”) that aim to:
•	Reduce expenses 30-45% from the current levels,
•	Mitigate the large losses that markets can sometimes experience,
•	Capture most of the upside when markets are on the rise
•	Increase the breadth of global diversification to better align with the Fund’s mandate.
Through Mission Institutional Advisors LLC (“Mission”), the Fund will be adopting a revised philosophy that can better align to those attributes that have historically led to superior returns: when to participate in global markets, what assets to hold when invested, and how to reduce operational costs to get more of the market’s return to the shareholders. As part of the change, Mission is partnering with a sub-advisor, Auour Investments, LLC, which will provide a more focused, regime-based strategy. The strategy is designed to capture the upside of the market but strives to help protect against material market declines with a goal of only capturing half of a downward market move. The changes to capture most of the market’s upside but also mitigate downside risk and at a lower cost could not be better timed as the current bull market grows longer of tooth.

Please help us by casting your important proxy vote today.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders. That document can be found at proxyonline.com/docs/globalstrategicincome.pdf. If you have any proxy related questions, please call 1-800-622-1569 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.

Your vote is important no matter how many shares you own. Voting your shares soon will help us to avoid additional costly follow-up efforts. Please cast your vote using one of the methods below.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your time and your support of your Global Strategic Income Fund. Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

Michael A. Young
President & Chief Operating Officer

IMPORTANT NOTICE Global Strategic Income Fund

November 21, 2017

Dear Valued Shareholder,

We are proposing changes to the Global Strategic Income Fund (“Fund”) that aim to:
•	Reduce expenses 30-45% from the current levels,
•	Mitigate the large losses that markets can sometimes experience,
•	Capture most of the upside when markets are on the rise
•	Increase the breadth of global diversification to better align with the Fund’s mandate.
Through Mission Institutional Advisors LLC (“Mission”), the Fund will be adopting a revised philosophy that can better align to those attributes that have historically led to superior returns: when to participate in global markets, what assets to hold when invested, and how to reduce operational costs to get more of the market’s return to the shareholders. As part of the change, Mission is partnering with a sub-advisor, Auour Investments, LLC, which will provide a more focused, regime-based strategy. The strategy is designed to capture the upside of the market but strives to help protect against material market declines with a goal of only capturing half of a downward market move. The changes to capture most of the market’s upside but also mitigate downside risk and at a lower cost could not be better timed as the current bull market grows longer of tooth.

Please help us by casting your important proxy vote today.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders. That document can be found at proxyonline.com/docs/globalstrategicincome.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-622-1569 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.

Your vote is important no matter how many shares you own. Voting your shares soon will help us to avoid additional costly follow-up efforts. Please cast your vote using one of the methods below.

1.
Vote by Phone. Call one of our proxy specialists toll-free at 1-800-622-1569, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s) enclosed with this letter.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your time and your support of your Global Strategic Income Fund. Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

Michael A. Young
President & Chief Operating Officer

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
Global Strategic Income Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Global Strategic Income Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern time, on December 7, 2017, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-XXX-XXX-XXXX. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 7, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/globalstrategicincome.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Global Strategic Income Fund		PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust and Mission Institutional Advisors, LLC d/b/a Mission Fund Advisors on behalf of the Fund;

2.	To approve a new investment sub-advisory agreement between Mission Institutional Advisors, LLC d/b/a Mission Fund Advisors and Auour Investments, LLC on behalf of the Fund;

3.	To approve a revision to the investment objective of the Fund and to make the investment objective non-fundamental; and

4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]